Service Agreement No. 38047
         Contro1 No. 930905-073
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         SST SERVICE AGREEMENT
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         THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and PENNSYLVANIA GAS
         & WATER COMPANY ("Buyer").

         WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective SST Rate
         Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff,
         Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory
         Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of
         Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for
         Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations.
         Buyer warrants that service hereunder is being provided on behalf of Buyer.

         Section 2. Term. Service under this Agreement shall commence as of
         November 1, 1993, and shall continue in full force and effect until October 31,
         2004 and from year-to-year thereafter unless terminated by either party upon six
         (6) months' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

         Section 3. Rates. Buyer shall pay Seller the charges and furnish
         Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service
         Agreement.

         Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273,
         Attention: Director, Transportation and Exchange and notices to Buyer shall be addressed to it at 39 Public Square, Wilkes-Barre, PA 18711, Attention:
         Mr. William H. Eckert, until changed by either party by written notice.
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         Service Agreement No. 38047
         Control No. 930905-073

         SST SERVICE AGREEMENT (Cont'd)

         Section 5. Prior Service Agreements. This Agreement is being entered into by the parties hereto pursuant to the Commission's Order No. 636 and its orders dated July 14, 1993 and September 29, 1993, with respect to Seller's Order No.
         636 compliance filing and relates to the following existing Service Agreements:

         FSS Service Agreement No. 34633, effective November 1, 1989, as it may have been amended, providing for storage and transportation service under the FSS Rate Schedule.

         CDS Service Agreement No. 36077, effective November 1, 1989, as it may have been amended, providing for a bundled sales, transportation and storage service under the CDS Rate Schedule.

         The terms of Service Agreement No. 38047 shall become effective as of the effective date hereof, however, the parties agree that neither the execution nor the performance of Service Agreement 38047 shall prejudice any recoupment or other rights that Buyer may have under or with respect to the above-referenced
         Service Agreements.

         PENNSYLVANIA GAS & WATER COMPANY         COLUMBIA GAS TRANSMISSION CORPORATION

         By /s/ Joseph F. Perugino                By /s/ George E. Shriver
         Title  Vice President                    Title Direc. of Transp. & Exchange
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         Revision No.
         Control No. 1993-09-05-0073
         Appendix A to Service Agreement No. 38047

         Under Rate Schedule SST

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION

         and (Buyer) PENNSYLVANIA GAS & WATER CO

         October through March Transportation Demand  16,517 Dth/day

         April through September Transportation Demand 8,258 Dth/day

         Primary Receipt Points

         Scheduling                  Scheduling        Maximum Daily
         Point No.                   Point Name      Quantity (Dth/Day)

          STOW                   STORAGE WITHDRAWALS      16,517
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         Revision No.
         Control No. 1993-09-05-0073
         Appendix A to Service Agreement No. 38047

         Under Rate Schedule SST

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION

         and (Buyer) PENNSYLVANIA GAS & WATER CO

         Primary Delivery Points



                                                                                                          Maximum Delivery S1/
                                                                                      Maximum Daily           Pressure
         Scheduling            Scheduling          Measuring        Measuring      Delivery Obligation       Obligation
         Point No.             Point Name          Point No. FN     Point Name         (Dth/Day)                (PSIG)

            57                 PA GAS WTR OP-08     600039       RENOVO COMPRESSOR       7,000                      450
            57E                PA GAS WTR OP-04     600040   01  MUNCY                   22,600
                                                    600041   01  OLD LYCOMINO            22,600
                                                    604500   01  SAYLOR AVENUE           22,600
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         Revision No.
         Control No. 1993-09-05 - 0073
         Appendix A to Service Agreement No. 38047
         Under Rate Schedule SST

         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and Buyer) PENNSYLVANIA GAS & WATER CO

         S1/ IF A MAXIMUM PRESSURE IS NOT SPECIFICALLY STATED, THEN SELLER'S OBLIGATION
         SHALL BE AS STATED IN SECTION 13 (DELIVERY PRESSURE) OF THE GENERAL TERMS AND
         CONDITIONS.

         FN01/ THIS STATION IS IN THE TRANSCO DIRECTS AGGREGATE AREA. SELLER'S OBLIGATION TO PROVIDE DELIVERIES FOR BUYER'S ACCOUNT AT THESE STATIONS IS LIMITED TO QUANTITIES UNDER SELLER'S RATE SCHEDULE
         X-103 WITH TRANSCO UP TO THE APPLICABLE MDDO AT THE POINT.
         UPON THE TERMINATION OF RATE SCHEDULE X-103, SELLER'S OBLIGATION
         TO MAKE DELIVERIES AT THESE STATIONS WILL ALSO BE TERMINATED.

         GFNT/ UNLESS STATION SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER, SELLER'S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER
         SERVICE AGREEMENT BETWEEN SELLER AND BUYER, AT THE STATIDNS
         LISTED ABOVE SHALL NOT EXCEED THE MDDD QUANTITIES SET FORTH ABOVE FOR EACH STATION. IN ADDITION, SELLER SHALL NOT BE OBLIGATED DN
         ANY DAY TO DELIVER MORE THAN THE AGGREGATE DAILY QUANTITY
         (ADQ) LISTED BELOW IN THE AGGREGATE AREA LISTED BELOW. THE
         STATIONS FOOTNOTED ABOVE WITH A 1 ARE IN THE AGGREGATE AREA
         SET FORTH IN GREATER DETAIL BELOW. ANY STATION SPECIFIC MDDOS IN
         IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER
         SHALL BE ADDITIVE BOTH TO THE INDIVIDUAL STATION MDDOS SET FORTH HEREIN AND TO ANY APPLICABLE AGGREGATE DAILY QUANTITY SET FORTH BELOW.

         THE MARKET AREA IN WHICH EACH STATION IS LOCATED IS POSTED ON SELLER'S EBB AND INCORPORATED BY REFERENCE.

         FOOTNOTE                                         AGGREGATE
         NUMBER         AGGREGATE AREA NAME             DAILY QUANTITY

         1          TRANSCO DIRECTS AGGREGATE AREA        22,600 DTH/D

         DELIVERIES AT STATIONS IN MARKET AREA 36, OLEAN, ARE CONTINGENT
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         Revision No.
         Control No. 1993-09-05-0073
         Appendix A to Service Agreement No. 38047
         Under Rate Schedule SST
         Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) PENNSYLVANIA GAS & WATER CO

         UPON BUYER OBTAINING GAS SUPPLIES AND ARRANGING FOR DELIVERY OF SUCH GAS SUPPLIES TO THIS MARKET AREA. SELLER'S OBLIGATlON TO DELIVER GAS ON ANY DAY SHALL BE LIMITED TO THE QUANTITIES ACTUALLY RECEIVED FOR BUYER'S ACCOUNT TO THIS MARKET AREA.
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         Revision No.
         Control No. 1993-09-05-0073
         Appendix A to Service Agreement No. 38047

         Under Rate Schedule SST

         Between (Seller) COLUUMBIA GAS TRANSMISSION CORPORATION

         and (Buyer) PENNSYLVANIA GAS & WATER CO

         The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is
         incorporated herein by reference for the purposes of listing valid secondary receipt and delivery points.

         Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1993. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above.
         With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

         PENNSYLVANIA GAS & WATER CO

         By /s/ Joseph F. Perugino
         Its    Vice President
         Date   November 15, 1993

         COLUMBIA GAS TRANSMISSION CORPORATION

         By /s/ George E. Shriver
         Its    Direc. of Transp. & Exchange
         Date   November 18, 1993


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